ALLIANCEBERNSTEIN INSTITUTIONAL FUNDS

-AllianceBernstein Global Real Estate Investment Fund II

Supplement dated February 16, 2012 to the Prospectus and Summary Prospectus dated January 31, 2011 of the AllianceBernstein Institutional Funds offering Class I shares of AllianceBernstein Global Real Estate Investment Fund II (the “Prospectuses”).

AllianceBernstein Global Real Estate Investment Fund II is hereinafter referred to as the Fund.

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The following chart replaces the chart under the heading “Portfolio Managers” in the summary section of the Prospectuses for the Fund and reflects the person responsible for day-to-day management of the Fund’s portfolio.

Employee	Length of Service	Title
Eric J. Franco	Since 2012	Senior Vice President of the Adviser

The following chart replaces the chart under the heading “Management of the Fund — Portfolio Managers” in the Prospectus.

Employee; Year; Title	Principal Occupation(s) During the Past Five (5) Years
Eric J. Franco; since 2012; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity as a portfolio manager since prior to 2007.

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This Supplement should be read in conjunction with the Prospectuses for the Fund.

You should retain this Supplement with your Prospectuses for future reference.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SUP-0104-0212 and SUP-0105-0212